United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 24, 2010

ALLOY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26023	04-3310676
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 West 26th Street, 11th Floor

New York, NY 10001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 244-4307

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 24, 2010, Alloy, Inc. issued an earnings release announcing preliminary and unaudited financial results for its fiscal year ended January 31, 2010. A copy of the preliminary earnings release is attached as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Earnings Release Dated February 24, 2010 Regarding Preliminary Financial Results for the Fiscal Year Ended January 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLOY, INC.

Date: February 24, 2010	/s/ Matthew C. Diamond
Matthew C. Diamond
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

(d)	Exhibits.

99.1	Earnings Release Dated February 24, 2010 Regarding Preliminary Financial Results for the Fiscal Year Ended January 31, 2010.